Fees Summary	Apr. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 144,900,000
Previously Paid Amount	0.00
Total Fee Amount	20,010.69
Total Offset Amount	0.00
Net Fee	$ 20,010.69